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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT MAY 12, 2000
                        (Date of earliest event reported)


                               SOFTLOCK.COM, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  33-37751-D                            84-1130229
         (Commission File Number)           (IRS Employer Identification No.)


      5 CLOCK TOWER PLACE, SUITE 440, MAYNARD, MA             01754
         (Address principal executive offices)              (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (978) 461-5940


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

On May 12, 2000, the Company completed its acquisition of certain assets of Chili Pepper, Inc. ("Chili Pepper"), a Boston-based strategic marketing consulting firm, which has provided merchandising consulting services to the Company during the past sixty (60) days. Under the terms of the agreement, the Company acquired certain assets of Chili Pepper which include, among other things, work in progress, computer equipment, furniture, fixtures, miscellaneous office equipment, certain accounts receivable, and leased property and equipment, in exchange for 193,289 shares of the Company's common stock, $.01 par value, with an aggregate value of $1,404,365 and $351,090 in cash (collectively, the "Purchase Price"). The cash portion of the Purchase Price was paid from the Company's cash holdings. All of the assets acquired by the Company were utilized by Chili Pepper in the normal course of business of operating a strategic marketing consulting firm. The Company intends to continue using the purchased assets as they were utilized for merchandising and communication services to supplement the Company's existing merchandising capabilities.

The acquisition will be accounted for as a purchase, and accordingly, the results of operations of Chili Pepper will be included in the Company's consolidated financial statements from the date of acquisition. The Purchase Price will be allocated to the assets acquired based upon their fair values and is subject to finalization.

Under the terms of the agreement, thirty percent (30%) of the shares issued are entitled to non-priority piggy-back registration rights, under certain restrictions. Such rights are subordinated to the registration rights of the holders of Series A Preferred Stock and Series B Preferred Stock and to the registration rights of Intel Corporation. The remaining seventy percent (70%) of the shares issued to Chili Pepper are "restricted stock" and may only be sold pursuant to Rule 144 of the Securities Act of 1933, as amended. In addition, the Company entered into an employment agreement with one of the shareholders of Chili Pepper.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      FINANCIAL STATEMENT OF BUSINESS ACQUIRED

                           The Financial Statements of the acquired business required by this Item will be filed by the Registrant by amendment of the Current Report on Form 8-K no later than July 26, 2000

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           The Pro Forma Financial Information required by this Item will be filed by the Registrant by amendment of this Current Report on Form 8-K no later than July 26, 2000.

                  (c)      EXHIBITS

                           2.1 Assets Purchase Agreement entered into on May 12, 2000 by and among SoftLock.com, Inc., a Delaware corporation, Chili Pepper,

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                                    Inc., a Massachusetts corporation, Alex
                                    Morrow and Leighton Collis.

                           2.2 Escrow Agreement entered into on May 12, 2000 by and among SoftLock.com, Inc., a Delaware corporation, Chili Pepper, Inc., a Massachusetts corporation, and Mcguire, Woods, Battle & Boothe LLP, as escrow agent.

                           2.3 Registration Rights Agreement entered into on May 12, 2000 by and between SoftLock.com, Inc., a Delaware corporation and Chili Pepper, Inc., a Massachusetts corporation.

                          10.1 Employment Agreement entered into on May 12, 2000, by among and among SoftLock Services, Inc., a Delaware corporation and wholly-owned subsidiary of SofLock.com, Inc., SoftLock.com, Inc., a Delaware corporation and Leighton Collis.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                            SOFTLOCK.COM, INC.
                                            (REGISTRANT)


Date:  May 19, 2000                         By: /s/ Michael J. Dziczkowski
                                               -----------------------------
                                               Michael J. Dziczkowski
                                               Corporate Controller
                                               (Principal Accounting Officer)